OTHER NON-OPERATING GAIN / (LOSS)	12 Months Ended
Dec. 31, 2020
Other Non-Operating Gain (Loss)
OTHER NON-OPERATING GAIN / (LOSS)	OTHER NON-OPERATING GAIN / (LOSS)
Other non-operating gains / (losses) consisted of the following for the years ended December 31:

	2020	2019	2018

Ineffective portion of hedging activities *	15	20	8
Change of fair value of other derivatives	6	(17)	(58)
Gain /(loss) from money market funds *	12	21	—
Loss from early debt redemption	—	—	(30)
Other gains / (losses)	78	(3)	12
Other non-operating gain / (loss), net	111	21	(68)

* Prior year comparatives have been re-presented to conform with current year presentation.
Included in ‘Other gains / (losses)' in 2020 is a gain of US$41 relating to the revaluation of contingent consideration liability, as well as a gain of US$41 relating to the settlement in connection with the dispute concerning the sale of Telecel Globe Limited. For further details, refer to Note 15 and Note 7, respectively